UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

Earth Science Tech, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-55000	80-0961484
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

387 Corona Street, Suite 555

Denver, CO, 80218, USA

(Address of Principal Executive Offices including Zip Code)

(720) 442-7000

(Registrant’s Telephone Number, including Area Code)

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Earth Science Tech, Inc., (“Company”) has entered into a letter of intent for the purposes of completing a reverse merger with Sunlife AG, LLC (“Sunlife”), a Colorado Limited Liability Company. Sunlife has applied for licensure from the Drug Enforcement Agency (“DEA”) for a license to cultivate cannabis-based medicines, treatments, and therapies as well as providing research-grade cannabis to universities, pharmaceutical and biotechnology companies.

Section 9.01 Exhibits

10.1	Letter of Intent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2021
RECEIVER FOR EARTH SCIENCE TECH CORPORATION
CASE NO. A-18-784952-C
STRONGBOW ADVISORS, INC.

	By:	/s/ Robert Stevens
Robert Stevens
Receiver